                                                                     EXHIBIT B-2

                                    EXHIBIT A


                           FORM OF REGISTERED SECURITY

                           [Form of Face of Security]

[If the Security is a permanent global Security, insert a legend relating to limitations on the transferability of such permanent global Security in such form as may be required by the U.S. Depositary.]

[INSERT ANY LEGEND(S) REQUIRED BY THE INTERNAL REVENUE CODE]

                              THE REPUBLIC OF KOREA

                         [Title of Series of Securities]

No.  R-_____________                                              [Denomination]

         THE REPUBLIC OF KOREA (herein called the "Issuer"), for value received, hereby promises to pay to _________________________ or registered assigns, the principal sum of ___________ U.S. Dollars (U.S.$________) on _________ [If the
Security is to bear interest prior to maturity, insert--, and to pay interest thereon from _________________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [annually] [semi-annually] in arrears on ___________ [and _____________] in each year, commencing _____________ (each an "Interest Payment Date"), at the rate [of ___% per annum] [to be determined in accordance with the provisions hereinafter set forth], until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Fiscal Agency Agreement hereinafter referred to, be paid to the person (the "registered Holder") in whose name this Security (or one or more predecessor Securities) is registered in the register of such Securities maintained pursuant to the Fiscal Agency Agreement at the close of business on the _____________ [or ______________] (whether or not a business day) [, as the case may be] (each a "Regular Record Date") [,] next preceding such Interest Payment Date; provided, however, that the first payment of interest on any Security originally issued on a date between a Regular Record Date and an Interest Payment Date or on an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered Holder on such next succeeding Regular Record Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such interest to be fixed by the Issuer, notice whereof shall be given to registered Holders of Securities of this series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner (not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange).]

         This Security is a Foreign Exchange Stabilization Fund Bond issued pursuant to the Foreign Exchange Transaction Act of Korea.

         [Insert floating interest rate provisions, if applicable.]

         [If the Security is not to bear interest prior to maturity, insert--(the "Stated Maturity"). The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity.]

         Principal of (and premium, if any, on) [and interest payable at maturity or upon earlier redemption or repayment in respect of] this Security shall be payable in immediately available funds against surrender hereof at the corporate trust office of the Fiscal Agent hereinafter referred to and at the offices of such other Paying Agents as the Issuer shall have appointed pursuant to the Fiscal Agency Agreement. Payments of principal of (and premium, if any, on) [and interest on] this Security shall be made in immediately available funds in accordance with the foregoing and subject to applicable laws and regulations, by [(if a registered Holder [of greater than _______________ in aggregate principal amount of Securities of this Series, so elects) transfer to an account denominated in U.S. dollars which is maintained by the payee with [any] [a] bank [located in ____________]. Each [such] registered Holder electing to obtain any of such payments by such transfer must give notice of such account to the Fiscal Agent not less than [15] days prior to the date of the payment to be obtained. If a registered Holder fails to give said notice prior to the time limit specified above, or does not so elect, payments of principal (and premium, if any) shall be made against surrender of this Security [if applicable, insert--, and payments of interest shall be made,] by] check mailed [on or before the due date for such payment] to the person entitled thereto at such person's address appearing on the aforementioned register or[, in the case of payments of principal (and premium, if any)] to such other address as the registered Holder may specify upon such surrender [, unless the Fiscal Agent at its discretion accepts such notice given after the time limit specified above, in which case a transfer may be made as described above]. [If applicable, insert payment provisions for Securities denominated in a currency other than U.S. dollars]. The Issuer covenants that until this Security has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the principal of (and premium, if any, on) [and interest on] this Security have been made available for payment and either paid or returned to the Issuer as provided herein or in the Fiscal Agency Agreement, it will at all times maintain offices or agencies in the Borough of Manhattan, The City of New York [and in Europe [(which, so long as the Securities are listed on [The London Stock Exchange Limited -- the Luxembourg Stock Exchange] and such Exchange shall so require, shall include an office or agency in [London -- Luxembourg])] [and Hong Kong (so long as the Securities are listed on The Stock Exchange of Hong Kong Limited and such Exchange shall so require)] for the payment of the principal of (and premium, if any, on) [and interest on] the Securities as herein provided.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Security shall not be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:


                                                THE REPUBLIC OF KOREA


                                                By ____________________________
                                                   Name:
                                                   Title:

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Fiscal Agency Agreement.

Date of Authentication:

                                                THE BANK OF NEW YORK,
                                                 as Fiscal Agent


                                                By __________________________
                                                      Authorized Signatory

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                        Terms and Conditions of Security

         This Security is one of a duly authorized issue of securities of the Issuer (herein called the "Securities") issued and to be issued in one or more series in accordance with a Fiscal Agency Agreement, dated as of April 17, 1998, as amended (herein called the "Fiscal Agency Agreement"), between the Issuer and The Bank of New York, as Fiscal Agent (herein called the "Fiscal Agent", which term includes any successor fiscal agent under the Fiscal Agency Agreement), copies of which Fiscal Agency Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent in the Borough of Manhattan, The City of New York [and, so long as the Securities of this series are listed on [The London Stock Exchange Limited -- the Luxembourg Stock Exchange -- The Stock Exchange of Hong Kong Limited] and such Exchange shall so require, at the office of the Paying Agent hereinafter named in [London -- Luxembourg -- Hong Kong]]. This Security is one of the Securities of the series designated on the face hereof[, limited in aggregate principal amount to U.S.$_______________, subject to increase as provided below]. The holder of this Security will be entitled to the benefits of the provisions of the Fiscal Agency Agreement. The Fiscal Agency Agreement may be amended from time to time in accordance with the terms thereof. [Interest on this Security will be computed on the basis of [insert basis of computation of interest].]

         The Securities are the direct, unconditional, unsecured and unsubordinated general External Indebtedness (as defined herein) of the Issuer and will rank pari passu among themselves, without any preference one over the other by reason of priority of date of issue or currency of payment or otherwise, and at least equally with all its present and future unsecured and unsubordinated External Indebtedness.

         The Securities of this series are issuable [only] in [bearer form (the "Bearer Securities") with coupons (the "Coupons") at the time of issue attached thereto for the amount due on each Interest Payment Date and in] fully registered form [(the "Registered Securities"), both of which rank pari passu without any discrimination, preference or priority among them whatsoever]. The [Registered] Securities are issuable in [the] authorized denomination[s] of U.S.$_____________ [and [any integral multiple thereof] [integral multiples of U.S.$___________ above that amount]].

         The Issuer shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange. The Issuer has initially appointed the corporate trust office of the Fiscal Agent as its agent in the Borough of Manhattan, The City of New York, for such purpose and has agreed to cause to be kept at such office a register in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of [Registered] Securities and of transfers of [Registered] Securities. [In addition, the Issuer has appointed the main offices of _____________ in _______________ and ______________ in
______________ as additional agencies (each a "Transfer Agent") where Securities may be surrendered for registration of transfer or exchange.] The Issuer reserves the right to vary or terminate the appointment of the Fiscal Agent as security registrar or transfer agent or to appoint additional or other registrars or transfer agents or to approve any change in the office through which any security registrar or any transfer agent acts, provided that there will at all times be a security registrar in the Borough of Manhattan, The City of New York[, and a Transfer Agent in a European city].

         The transfer of a [Registered] Security is registrable on the aforementioned register upon surrender of such Security at the corporate trust office of the Fiscal Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Fiscal Agent duly executed by, the registered Holder thereof or his attorney duly authorized in writing. Upon such surrender of this Security for registration of transfer, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new [Registered] Securities, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount.

         At the option of the registered Holder upon request confirmed in writing, [Registered] Securities may be exchanged for [Registered] Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at the [office of any Transfer Agent or at the] corporate trust office of the Fiscal Agent. Any registration of exchange will be effected upon [a Transfer Agent or] the Fiscal Agent[, as the case may be,] being satisfied with the documents of title and identity of the person making the request and subject to such reasonable regulations as the Issuer may from time to time agree with [the Transfer Agents, if any, and] the Fiscal Agent. [Registered Securities may not be surrendered in exchange for Bearer Securities.] Whenever any [Registered] Securities are so surrendered for exchange, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, the [Registered] Securities which the registered Holder making the exchange is entitled to receive. The new Security issued upon such exchange shall be so dated that neither gain nor loss of interest shall result from such exchange. [If the Security is a permanent global Security, insert-- Notwithstanding the foregoing, the exchange of this Security is subject to certain limitations set forth in the Fiscal Agency Agreement.]

         [In the event of a redemption of the Securities of this series in part, the Issuer shall not be required (i) to register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before, and continuing until, the date notice is given identifying the Securities to be redeemed, or (ii) to register the transfer of or exchange any [Registered] Security, or portion thereof, called for redemption[, or (iii) to exchange any Bearer Security called for redemption, except for a Registered Security of like aggregate principal amount which is simultaneously surrendered for redemption].]

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligation of the Issuer evidencing the same indebtedness and entitled to the same benefits this Security has at the time of such registration of transfer or exchange.

         No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than an exchange in connection with a partial redemption of a Security not involving any registration of a transfer.

         Prior to due presentment of this Security for registration of transfer, the Issuer, the Fiscal Agent and any agent of the Issuer or the Fiscal Agent may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Issuer nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

         In any case where the due date for the payment of the principal of (and premium, if any, on) [or interest on] any Security[, or the date fixed for redemption of any Security,] shall be, at any place from which any check in respect thereof is to be mailed or where such Security is to be surrendered for payment [or, in the case of payments by transfer, where such transfer is to be made], a day on which banking institutions [If the Securities are denominated in U.S. dollars, insert--in The City of New York] [If the Securities are denominated in a currency other than U.S. dollars, insert--in [name of financial center of the country in whose currency the securities are denominated]] [If the Securities are denominated in European currency units ("ECUs"), insert--in London and Luxembourg] are authorized or obligated by law to close [If the Securities are denominated in a currency other than U.S. dollars, insert--or a day on which banking institutions in [name of non-U.S. financial center] are not carrying out transactions in [name of non-U.S. currency]], then such payment need not be made on such date at such place but may be made on the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law to close, with the same force and effect as if made on the date for such payment [or the date fixed for redemption], and no interest shall be payable in respect of any such delay. [If LIBOR Notes are issued, insert--; provided, however, that with respect to LIBOR Notes, if the due date for any such payment is not a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market (a "London Banking Day"), and the next succeeding London Banking Day falls in the next succeeding calendar month, then such payment shall be made on the immediately preceding day which is a London Banking Day.]

         The Issuer shall provide to the Fiscal Agent at its principal office in the Borough of Manhattan, The City of New York, on or prior to 10:00 A.M., New York time, on each date on which a payment on or in respect of the Securities of this series shall become due, monies in such amounts which (together with any amounts then held by the Fiscal Agent and available for the purpose) are sufficient to make such payment. Any monies provided by the Issuer to the Fiscal Agent for the payment on or in respect of the Securities of this series and remaining unclaimed at the end of two years after such payment shall have become due shall then be returned to the Issuer, and upon the return of such monies all liabilities of the Fiscal Agent with respect thereto shall cease, without, however, limiting in any way any obligation the Issuer may have to pay the principal of (or premium, if any, on) [or interest on] this Security as the same shall become due.

         Notwithstanding the foregoing, the Securities of this series will become void unless presented by the holders to the Fiscal Agent for payment within a period of five years in the case of principal, and two years in the case of interest, from the respective due dates for payment in respect of such Securities.

         So long as any of the Securities of this series remain outstanding, the Issuer will not create or permit to subsist any mortgage, deed of trust, charge, pledge, lien or other encumbrance or preferential arrangement which has the practical effect of constituting a security interest whether in effect on the date of issuance of the Securities of this series or thereafter (a "Lien") upon the whole or any part of its assets or revenues, present or future, to secure any

Public External Indebtedness (as defined herein) of the Issuer, unless the Issuer shall procure that all amounts payable under the Securities of this series are secured equally and ratably therewith, except that the Issuer may create or permit the creation of any Lien (i) upon any property or asset (or any interest therein) at the time of purchase, improvement, construction, development or redevelopment thereof solely as security for the payment of the purchase, improvement, construction, development or redevelopment costs of such property or assets (provided that such Lien does not extend to any other assets or revenues of the Issuer; provided further, however, that in the case of construction, such Lien may extend to unimproved real property for the construction), (ii) securing Public External Indebtedness incurred for the purpose of financing all or part of the costs of the acquisition, construction or development of a project provided that (A) the holders of such Public External Indebtedness expressly agree to limit their recourse to the assets and revenues of such project as the principal source of repayment of such Public External Indebtedness and (B) the property over which such Lien is granted consists solely of such assets and revenues (provided that in the case of construction, the Lien may extend to unimproved real property for the construction and to any trust account into which the proceeds of the offering creating such Public External Indebtedness may be temporarily deposited pending use in connection with such construction), (iii) arising in the ordinary course of borrowing activities of the Issuer, to secure Public External Indebtedness maturing not more than one year after the date on which such Public External Indebtedness was incurred, (iv) existing on any property or asset at the time of its acquisition or arising after such acquisition pursuant to contractual commitments entered into prior to and not in contemplation of such acquisition, and extensions and renewals of any such Lien which is limited to the original property or asset covered thereby and which secures any extension or renewal of the original secured financing, (v) arising out of the extension, renewal or replacement of any Public External Indebtedness that is permitted to be subject to a Lien pursuant to any of the foregoing clauses (i) or (iii); provided, however, that the principal amount of the Public External Indebtedness so secured is not increased, (vi) which (A) arises pursuant to an attachment, distraint or similar legal process arising in connection with court proceedings so long as the execution or other enforcement thereof is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings or (B) secures the reimbursement obligation under any bond given in connection with the release of property from any Lien referred to in (A) above, provided that in each of (A) and (B) such Lien is released or discharged within one year of its imposition, (vii) existing on the date of the Fiscal Agency Agreement or (viii) arising by operation of law, provided that any such Lien is not created or permitted to be created by the Issuer for the purpose of securing any Public External Indebtedness.

         The Issuer will make all payments of principal of (and premium, if any, on) [and interest on] this Security without deduction or withholding for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Republic of Korea or by or within any political subdivision thereof or any authority therein having power to tax (a "Korean Tax"), unless deduction or withholding of such Korean Tax is compelled by law. In that event the Issuer will pay such additional amounts ("Additional Amounts") as will result in the payment to holders of the Securities of this series of the amounts that would otherwise have been receivable in respect of principal and premium and interest (if any), except that no such Additional Amount shall be payable in respect of any Securities of this series presented for payment:

         (a) by or on behalf of a holder who is subject to such Korean Tax in respect of this Security by reason of such holder being connected with the Republic of Korea (or any political subdivision thereof) otherwise than merely by holding this Security or receiving principal or premium or interest in respect thereof; or

         (b) by or on behalf of a holder who would not be liable for or subject to such withholding or deduction but for the failure of the holder to comply with any reasonable certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of Korea, or any political subdivision or taxing authority thereof or therein, or the holder of this Security, if compliance is required by statute or regulation, or similar governmental action of the Republic of Korea, or any political subdivision or taxing authority thereof or therein, as a precondition to exemption from such deduction or withholding; or

         (c) more than 30 days after the relevant date except to the extent that the holder thereof would have been entitled to such additional payment on presenting the same for payment on the last day of such 30-day period; for this purpose the "relevant date" in relation to this Security means:

               (i)    the due date for payment thereof; or

               (ii) (if the full amount of the monies payable on such date has not been received in The City of New York by the Fiscal Agent on or prior to such due date) the date on which, the full amount of such monies having been so received, notice to that effect is duly given to holders of the Securities of this series in accordance with the Fiscal Agency Agreement.

         The Issuer's obligation to pay Additional Amounts in respect of taxes, duties, assessments and governmental charges shall not apply to (a) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or other governmental charge or (b) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from payments of principal of or premium or interest on this Security, provided that the Issuer shall pay all stamp taxes and other duties, if any, that may be imposed by the Republic of Korea, the United States or any political subdivision thereof or any taxing authority of or in the foregoing, with respect to the Fiscal Agency Agreement or as a consequence of the issuance of this Security.

         Except as specifically provided in this Security, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein. Whenever in this Security there is a reference, in any context, to the payment of the principal of (or premium, if any, on) [or interest on] any Security, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in the preceding paragraph to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of such paragraph and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

         [The Securities of this series will not be subject to any sinking fund and will not be redeemable except as described below.]

         [The Securities of this series are subject to redemption upon not less than 30 days' notice given as hereinafter provided, [if applicable, insert--(l) on ___________________ in any year commencing with the year _______ and ending with the year __________ through operation of the sinking fund for this series at a redemption price equal to 100% of the principal amount, (2)] [at any time on or after __________, l9__, as a whole or in part, at the election of the Issuer, at the following redemption prices (expressed as percentages of the principal amount of the Securities to be redeemed): If redeemed [on or before _____________, _____ %, and if redeemed] during the l2-month period beginning
_______________ of the years indicated,


   Year        Redemption Price           Year             Redemption Price
   ----        ----------------           ----             ----------------

and thereafter at a redemption price equal to ___% of the principal amount, and
(3)] under the circumstances described in the next succeeding paragraph at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, together in each case with accrued interest (except if the redemption date is an Interest Payment Date) to the redemption date, but interest installments on [Registered] Securities that are due on or prior to such redemption date will be payable to the holders of such Securities of record at the close of business on the relevant Record Dates referred to above; provided, that if the redemption date occurs between a Record Date and an Interest Payment Date, the interest due and payable will be paid to the holders of such Securities of record at the close of business on such Record Date. [Partial redemptions must be in an amount not less than U.S.$_________ principal amount of Securities.]

         [As and for a sinking fund for the retirement of the Securities of this series, the Issuer will, until all Securities of this series are paid or payment thereof provided for, deposit with the Fiscal Agent, prior to ___________ in each year, commencing in ___ and ending in ____, an amount in cash sufficient to redeem on such ________ [not less than U.S.$ and not more than] U.S.$_______________ principal amount of Securities of this series at the redemption price specified above for redemption through operation of the sinking fund. [The minimum amount of any sinking fund payment as specified in this Paragraph is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount is herein referred to as an "optional sinking fund payment".] The cash amount of any [mandatory] sinking fund payment is subject to reduction as provided below. Each sinking fund payment shall be applied to the redemption of Securities of this series on such ___________ as herein provided. [The right to redeem Securities of this series through optional sinking fund payments shall not be cumulative and to the extent not availed of on any sinking fund redemption date will terminate.]]

         [Notwithstanding the foregoing, the Issuer may not, prior to _________, redeem any Securities of this series as [an optional sinking fund payment] contemplated by the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of monies borrowed having an interest cost to the Issuer (calculated in accordance with generally accepted financial practice) of less than ___% per annum.]

         [Securities of this series, acquired or redeemed by the Issuer otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made [in the inverse order in which they become due].]

         [The Issuer (i) may deliver outstanding Securities of this series (other than any previously called for redemption) [together, in the case of Bearer Securities, with all unmatured Coupons appertaining thereto] and (ii) may apply as a credit Securities of this series which have been redeemed otherwise than through the application of [mandatory] sinking fund payments, in each case in satisfaction of all or any part of any [mandatory] sinking fund payment and the amount of such [mandatory] sinking fund payment shall be reduced accordingly.]

         [In the case of any partial redemption of Securities of this series pursuant to the sinking fund or at the option of the Issuer, the Securities to be redeemed shall be selected by the Fiscal Agent not more than 60 days prior to the redemption date from the outstanding Securities not previously called for redemption, [in the case of Bearer Securities, individually by lot and, in the case of Registered Securities,] by such method as the Fiscal Agent shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to U.S.$__________ or any integral multiple thereof) of the principal amount of [Registered] Securities of a denomination larger than U.S.$______________.]

         [This Security shall be redeemed, at the option of the registered Holder thereof, upon the occurrence, on or after ______________, of a Redemption Event (as hereinafter defined), at a redemption price equal to 100% of the principal amount of this Security, together with interest accrued thereon to the date of redemption; provided, however, that the right of the registered Holder to present this Security [if the Security is a permanent global Security, insert--, or evidence of ownership of the Securities represented by this permanent global Security (as hereinafter provided),] for redemption shall, if the Issuer gives a Notice of Redemption Event (as hereinafter defined), terminate upon expiration of the Option Period (as hereinafter defined) relating to such Redemption Event. In the event of the occurrence of more than one Redemption Event, each such Redemption Event shall be deemed to confer upon the registered Holder of this Security a separate right of redemption.]

         [The Issuer agrees that, if a Redemption Event occurs, it will promptly give written notice thereof to the Fiscal Agent (a "Notice of Redemption Event"). Promptly after receiving such Notice of Redemption Event, the Fiscal Agent shall give written notice to the registered Holder of this Security (a "Notice of Right to Tender") stating that a Redemption Event has occurred and including a form of notice (a "Redemption Notice") pursuant to which the registered Holder of this Security may elect to cause redemption. The Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the registered Holders of Securities of this series entitled to elect to cause redemption of any such Securities. If the Issuer gives a Notice of Redemption Event (i) the registered Holder of this Security shall, if such Holder elects to cause redemption of this Security, deliver the Redemption Notice, together with the certificate or certificates representing the Securities to be redeemed [if the Security is a permanent global Security, insert--, or evidence of ownership of the Securities represented by this permanent global Security (as hereinafter provided)], to the Fiscal Agent within a period of 60 days (the "Option Period") of the date of the Notice of Right to Tender, and (ii) the Issuer shall select a date for redemption (the "Redemption Date"), which shall be within 60 days from the end of the Option Period, and, on the Redemption Date, shall redeem the Securities tendered for redemption within the Option Period. At least 10 days prior to the Redemption Date, the Issuer shall [(i)] deliver notice of the Redemption Date in the manner provided for herein to each registered Holder who requested redemption[, or (ii) publish notice of the Redemption Date in the manner provided for herein, as the case may be].]

         [If the Security is a permanent global Security, insert--It is understood that, notwithstanding the foregoing provisions relating to redemption at the option of a registered Holder and without otherwise limiting any right of any other registered Holder to act by agent or proxy, the Fiscal Agent may treat a person authorized, in a manner satisfactory to the Fiscal Agent, by the U.S. Depositary to take action in respect of a portion of this permanent global Security as the registered Holder of such portion of such Security and may make arrangements satisfactory to it, the Issuer and the U.S. Depositary in connection with the partial redemption of this permanent global Security.]

         [Insert description of those events, if any, which constitute Redemption Events.]

         [Notices to redeem Securities shall be given [to holders of Bearer Securities by publication at least once in a leading daily newspaper in the English language of general circulation in the Borough of Manhattan, The City of New York [and in Europe (which, so long as the Securities of this series are listed on the Luxembourg Stock Exchange and such Exchange shall so require, shall be a daily newspaper of general circulation in Luxembourg)] and] to holders of [Registered] Securities in writing mailed, first-class postage prepaid, to each holder of [Registered] Securities, or portions thereof, so to be redeemed, at his address as it appears in the register hereinabove referred to. In the case of a redemption in whole at the option of the Issuer, such notice will be given once not more than 60 days nor less than 30 days prior to the date fixed for redemption. In the case of a partial redemption at the option of the Issuer, notice will be given twice, the first such notice (the "First Partial Redemption Notice") to be given not more than 60 days nor less than 45 days prior to the date fixed for redemption and the second such notice (the "Second Partial Redemption Notice") to be given at least 20 days thereafter but not less than 30 days prior to the date fixed for redemption.]

         [The term "daily newspaper" as used herein shall be deemed to mean a newspaper customarily published on each business day, whether or not it shall be published in Saturday, Sunday or holiday editions. If by reason of the suspension of [publication of any newspaper or of] regular mail service, or by reason of any other cause, it shall be impracticable to give notice to the holders of Securities in the manner prescribed herein, then such notification in lieu thereof as shall be made by the Issuer or by the Fiscal Agent on behalf of and at the instruction of the Issuer shall constitute sufficient provision of such notice, if such notification shall, so far as may be practicable, approximate the terms and conditions of the [publication or] mailed notice in lieu of which it is given. Neither the failure to give notice nor any defect in any notice given to any particular holder of a Security shall affect the sufficiency of any notice with respect to other Securities. Such notices will be deemed to have been given on the date of [such publication or] mailing [or, if published in such newspapers on different dates, on the date of the first such publication]. Notices to redeem Securities shall specify the date fixed for redemption, the applicable redemption price, the place or places of payment, that payment will be made upon presentation and surrender of the Securities to be redeemed [(or portion thereof in the case of a partial redemption of a [Registered] Security)] [, together, in the case of a Bearer Security, with all appurtenant Coupons, if any, maturing subsequent to the date fixed for redemption], that interest accrued to the date fixed for redemption (unless such date is an Interest Payment Date) will be paid as specified in said notice, and that on and after said date interest thereon will cease to accrue [and that such redemption is for the sinking fund if such is the case]. [If the redemption is pursuant to the provisions hereof relating to redemption permitted as a result of the occurrence or satisfaction of any condition or conditions precedent thereto, such notice shall also state that such condition or conditions precedent have occurred or been satisfied and, if such provisions so require, state that the Issuer has elected to redeem all the Securities of this series.] [In addition, in the case of a partial redemption, the First Partial Redemption Notice shall specify the last date prior to the Second Partial Redemption Notice on which exchanges or registration of transfers of Securities may be made and the Second Partial Redemption Notice shall also specify the Securities called for redemption and the aggregate principal amount of the Securities of this series to remain outstanding after the redemption.]]

         [If notice of redemption has been given in the manner set forth herein, the Securities so to be redeemed shall become due and payable on the redemption date specified in such notice and upon presentation and surrender of the Securities [if the Security is a permanent global Security, insert--or evidence of ownership of the Securities represented by this permanent global Security satisfactory to the Fiscal Agent,] at the place or places specified in such notice, [together in the case of Bearer Securities with all appurtenant Coupons, if any, maturing subsequent to the redemption date,] the Securities shall be paid and redeemed by the Issuer at the places, in the manner and currency and at the redemption price herein specified together with accrued interest (unless the redemption date is an Interest Payment Date) to the redemption date. From and after the redemption date, if monies for the redemption of Securities called for redemption shall have been made available at the corporate trust office of the Fiscal Agent for redemption on the redemption date, the Securities called for redemption shall cease to bear interest, [the Coupons for interest appertaining to Bearer Securities maturing subsequent to the redemption date shall be void,] and the only right of the holders of such Securities shall be to receive payment of the redemption price together with accrued interest (unless the redemption date is an Interest Payment Date) to the redemption date as aforesaid. If monies for the redemption of the Securities are not made available for payment until after the redemption date, the Securities called for redemption shall not cease to bear interest until such monies have been so made available.]

         [Any [Registered] Security which is to be redeemed only in part shall be surrendered with, if the Issuer or the Fiscal Agent so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Fiscal Agent duly executed by, the holder thereof or his attorney duly authorized in writing, and the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver to the registered Holder of such Security without service charge, a new [Registered] Security or Securities of this series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.]

         Each of the following events will constitute an "Event of Default" under the Securities:

           (a) default in any payment of principal of or premium (if any) on any Security of this series (whether at maturity, upon redemption or otherwise), or in any payment of interest on any Security of this series, [or in any deposit of any sinking fund payment in respect of the Securities of this series,] and the continuance of any such default for a period of 30 days; or

           (b) default in the performance of or breach of any other covenant or agreement contained in the Securities of this series for a period of 60 days after the date on which written notice of such default requiring the Issuer to remedy the same and stating that such notice is a "Notice of Default" shall first have been given to the Issuer at the office of the Fiscal Agent by the holders of at least 10% in aggregate principal amount of the Securities of this series at the time outstanding; or

           (c) failure by the Issuer to pay (i) any Public External Indebtedness of the Issuer (other than Public External Indebtedness constituting guarantees by the Issuer) with an aggregate principal amount in excess of U.S.$30,000,000 (or its equivalent in other currencies) as and when such Public External Indebtedness becomes due and payable (beyond any applicable grace period) (whether at maturity, upon acceleration by reason of any default or otherwise) or (ii) any Public External Indebtedness constituting guarantees by the Issuer with an aggregate principal amount in excess of U.S.$30,000,000 (or its equivalent in other currencies) as and when such Public External Indebtedness becomes due and payable (whether at maturity, upon acceleration by reason of any default or otherwise) and such failure continues until the earlier of (A) the expiration of any applicable grace period or 30 days, whichever is longer or (B) the acceleration of any such Public External Indebtedness by any holder thereof; or

           (d) the Issuer declaring a moratorium on the payment of any Public External Indebtedness (including obligations arising under guarantees) of the Issuer.

[If the Security is not a "Collective Action Security" (as defined in the Fiscal Agency Agreement), insert--Upon the occurrence and during the continuance of an Event of Default, each registered Holder of this Security may, at such Holder's option, declare [if the Security is not an Original Issue Discount Security, insert--the principal of this Security and the interest accrued hereon] [if the Security is an Original Issue Discount Security, insert--an amount of principal of this Security determined as hereinafter provided] to be due and payable immediately by written notice to the Issuer and the Fiscal Agent at its corporate trust office, and unless all such defaults shall have been cured by the Issuer prior to receipt of such written notice, [if the Security is not an Original Issue Discount Security, insert--the principal of this Security and the interest accrued hereon] [such amount] shall become and be immediately due and payable; provided, however, that in the case of any event described in clause
(b) above, any notice declaring the Securities of this series due and payable shall, unless at the time such notice is received any event described in clauses
(a), (c) or (d) entitling holders of Securities of this series to declare their Securities due has occurred and is continuing, become effective only when the Fiscal Agent has received such notices from the holders of at least twenty-five percent in principal amount of all Securities of this series then outstanding. Securities held by the Issuer shall not be considered "outstanding" for purposes of the preceding sentence. [The amount referred to in the second preceding sentence shall be equal to--insert formula for determining the amount.]] [If the Security is a Collective Action Security, insert--Upon the occurrence and during the continuance of an Event of Default, then, and in every such case, the Fiscal Agent shall, upon the instruction of the holders of not less than twenty-five percent of the aggregate principal amount of the Securities of this series then outstanding, by written demand given to the Issuer (with a copy to the Fiscal Agent), declare all the Securities of this series to be, and [if the Security is not an Original Issue Discount Security, insert--the principal amount of the Securities of this series and the interest accrued thereon,] [if the Security is an Original Issue Discount Security, insert--an amount of principal of the Securities of this series determined as hereinafter provided,] shall thereupon become, immediately due and payable, unless prior to receipt of such demand by the Issuer all such Events of Default shall have been cured, waived or otherwise remedied. If the Event or Events of Default giving rise to a declaration of acceleration have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the holders of more than fifty percent of aggregate principal amount of all Securities of this series then outstanding, may, by their affirmative vote or written consent, on behalf of all the holders of such series of Securities, rescind such declaration of acceleration and its consequences. For purposes of the two preceding sentences, "outstanding" shall have the meaning set forth in Section 13(f) of the Fiscal Agency Agreement. [The amount referred to in the second preceding sentence shall be equal to--insert formula for determining the amount.]] Upon payment of the amount of principal so declared due and payable, all of the Issuer's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate. As used herein, "External Indebtedness" means any obligation for the payment or repayment of money borrowed and guarantees of the Issuer in respect of moneys borrowed by others that is denominated in a currency other than the currency of the Republic of Korea and "Public External Indebtedness" means any External Indebtedness represented by bonds, debentures, notes or other securities that are, or were intended at the time of issuance to be, quoted, listed or traded on any securities exchange or other securities market (including, without limiting the generality of the foregoing, securities eligible for resale pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (or any successor law or regulation of similar effect)). No periodic evidence is required to be furnished by the Issuer as to the absence of defaults.

         A meeting of holders of the Securities of this series may be called in accordance with the Fiscal Agency Agreement by the Issuer, the Fiscal Agent or the holders of at least 10% in aggregate principal amount of the Securities of this series then outstanding, to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Fiscal Agency Agreement or this Security to be made, given or taken by the holders of the Securities of this series or to modify, amend, supplement or waive the terms of the Securities of this series or the Fiscal Agency Agreement.

         [If the Security is not a Collective Action Security, insert-- Section 12 of the Fiscal Agency Agreement, which Section is hereby incorporated mutatis mutandis by reference herein, provides that, with certain exceptions as therein provided, (i) upon the affirmative vote of the holders of not less than 66 2/3% in aggregate principal amount of the Securities of this series then outstanding represented at a meeting of holders duly called pursuant thereto (or of such other percentage as may be set forth in the text of this Security with respect to the action being taken), or (ii) with the written consent of the holders of not less than 66 2/3% in aggregate principal amount of the Securities of this series then outstanding (or of such other percentage as may be set forth in the text of this Security with respect to the action being taken), the Issuer and the Fiscal Agent may modify, amend, supplement or waive the terms of the Securities of this series or, insofar as respects the Securities of this series, the Fiscal Agency Agreement, in any way, and the holders of the Securities of this series may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Fiscal Agency Agreement or the Securities of this series to be made, given or taken by the holders of the Securities of this series. Any such modification, amendment, supplement, consent, waiver or other action shall be conclusive and binding on the registered Holder of this Security and on all future registered Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation thereof is made upon this Security.]

         [If the Security is a Collective Action Security, insert--Section 13 of the Fiscal Agency Agreement, which section is hereby incorporated mutatis mutandis by reference herein, provides that, (a)(i) upon the affirmative vote of the holders of not less than 66 2/3% in aggregate principal amount of the Securities of this series then outstanding represented at a meeting of holders duly called pursuant to the Fiscal Agency Agreement (or of such other percentage as may be set forth in the text of this Security with respect to the action being taken), or (ii) with the written consent of the holders of not less than 66 2/3% in aggregate principal amount of the Securities of this series then outstanding (or of such other percentage as may be set forth in the text of this Security with respect to the action being taken), the Issuer and the Fiscal Agent may modify, amend, supplement or waive the terms of the Securities of this series or, insofar as respects the Securities of this series, the Fiscal Agency Agreement, in any way, other than a modification, amendment, supplement or waiver constituting a Reserved Matter and the holders of the Securities of this series may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Fiscal Agency Agreement or the Securities of this series to be made, given or taken by the holders of the Securities of this series, other than a waiver or other action constituting a Reserved Matter, and (b)(i) at any meeting of holders of the Securities of this series duly called and held pursuant to the Fiscal Agency Agreement, upon the affirmative vote, in person or (in the case of registered owners of the Securities of this series) by proxy thereunto duly authorized in writing, of the holders of not less than seventy-five percent of the aggregate principal amount of the Securities of this series then outstanding, or (ii) with the written consent of the owners of not less than seventy-five percent of the aggregate principal amount of the Securities of this series then outstanding, the Issuer and the Fiscal Agent may make any modification, amendment, supplement or waiver of the Fiscal Agency Agreement or the terms and conditions of the Securities of this series that would (A) change the due date for the payment of the principal of (or premium, if any) or any installment of interest on the Securities of this series, (B) reduce the principal amount of the Securities of this series, the portion of such principal amount which is payable upon acceleration of the maturity of the Securities of this series, the interest rate thereon or the premium payable upon redemption thereof, (C) change the coin or currency in which or the required places at which payment with respect to interest, premium or principal in respect of the Securities of this series is payable, (D) shorten the period during which the Issuer is not permitted to redeem the Securities of this series, or permit the Issuer to redeem the Securities of this series if, prior to such action, the Issuer is not permitted to do so, (E) reduce the proportion of the principal amount of the Securities of this series the vote or consent of the holders of which is necessary to modify, amend, supplement or waive the Fiscal Agency Agreement or the terms and conditions of the Securities of this series or to make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided hereby or thereby to be made, taken or given, or change the definition of "outstanding" with respect to the Securities of this series, (F) change the obligation of the Issuer to pay Additional Amounts with respect to the Securities of this series, (G) change the governing law provision of the Securities of this series, (H) change the courts to the jurisdiction of which the Issuer has submitted, the Issuer's obligation to appoint and maintain an Authorized Agent in the Borough of Manhattan, The City of New York or the Issuer's waiver of immunity, in respect of actions or proceedings brought by any holder based upon the Securities of this series, (I) in connection with an exchange offer for the Securities of this series, amend any Event of Default under the Securities of this series, or (J) change the status of the Securities of this series, as described in the second paragraph of the Terms and Conditions of the Securities of this series. Each of the actions set forth in clauses (A) through (J) of the preceding sentence is referred to herein as a "Reserved Matter".

         Pursuant to Section 13(f) of the Fiscal Agency Agreement, for purposes of determining whether the required percentage of holders of the Securities of this series has approved any amendment, modification or change to, or waiver of, the Securities of this series or the Fiscal Agency Agreement, or whether the required percentage of holders has delivered a notice of acceleration of the Securities of this series, Securities of this series owned, directly or indirectly, by the Issuer or any public sector instrumentality of the Issuer will be disregarded and deemed not to be outstanding, except that in determining whether the Fiscal Agent shall be protected in relying upon any amendment, modification, change or waiver, or any notice from holders, only Securities of this series that the Fiscal Agent knows to be so owned shall be so disregarded. As used in this paragraph, "public sector instrumentality" means The Bank of Korea, any department, ministry or agency of the Issuer or any corporation, trust, financial institution or other entity majority-owned and controlled by the Issuer or any of the foregoing, and "control" means the power, directly or indirectly, through the ownership of voting securities or other ownership interests or otherwise, to direct the management of or elect or appoint a majority of the board of directors or other persons performing similar functions in lieu of, or in addition to, the board of directors of a corporation, trust, financial institution or other entity.]

         Any modification, amendment, supplement, consent, waiver or other action made or obtained in accordance with the procedures set forth herein and in the Fiscal Agency Agreement shall be conclusive and binding on the registered Holder of this Security and on all future registered Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation thereof is made upon this Security.

         Notwithstanding the foregoing, the Fiscal Agency Agreement and the terms of the Securities may be modified or amended by the Issuer and the Fiscal Agent, without the consent of any holders of Securities [or Coupons], for the purpose of (i) adding to the covenants of the Issuer for the benefit of the holders of Securities [or Coupons], or (ii) surrendering any right or power conferred upon the Issuer, or (iii) securing the Securities pursuant to the requirements of the Securities or otherwise, or (iv) curing any ambiguity or curing, correcting, supplementing or waiving any defective provision contained in the Securities [or Coupons] or in the Fiscal Agency Agreement, and (v) amending the Fiscal Agency Agreement or the Securities of this series in any other manner which shall not be inconsistent with the provisions of this Security and shall not adversely affect the interests of the registered Holders of this Security, to all of which each holder of any Security [or Coupon], by acceptance thereof, consents.

         The Issuer may, from time to time, without the consent of the holders of the Securities of this series, create and issue further notes, bonds or debentures having the same terms and conditions as the Securities of this series in all respects [(or in all respects except for the payment of interest on the Securities of this series on the first Interest Payment Date following such date of issuance and for the interest paid on the Securities prior to the issuance of the additional Securities)] so that such further issue shall be consolidated and form a single series with the outstanding Securities of this series. Any further notes, bonds, debentures forming a single series with the outstanding Securities of this series constituted by the Fiscal Agency Agreement or any agreement supplemental to it shall, and any other notes, bonds or debentures may (with the consent of the Fiscal Agent), be constituted by an agreement supplemental to the Fiscal Agency Agreement.

         No reference herein to the Fiscal Agency Agreement and no provision of this Security or of the Fiscal Agency Agreement shall alter or impair the obligation of the Issuer to pay the principal of (and premium, if any, on) [and interest on] this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         This Security shall be governed by and construed in accordance with the laws of the State of New York, except with respect to authorization, execution and delivery by the Issuer.

                                    EXHIBIT B

                             FORM OF BEARER SECURITY

                           [Form of Face of Security]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                              THE REPUBLIC OF KOREA

                         [Title of Series of Securities]

No. B-   [Denomination]

         THE REPUBLIC OF KOREA (herein called the "Issuer"), for value received, hereby promises to pay to bearer the principal sum of ______________ U.S. Dollars (U.S.$___________ ) on ________________ [If the Security is to bear interest prior to maturity, insert--, and to pay interest [thereon] [calculation
on         ] from the date hereof] [annually] [semi-annually] in arrears on
____________[and ___________] in each year, commencing ____________ (each an
"Interest Payment Date"), at the rate [of _____% per annum] [to be determined in accordance with the provisions hereinafter set forth], until the principal hereof is paid or made available for payment.]

         This Security is a Foreign Exchange Stabilization Fund Bond issued pursuant to the Foreign Exchange Transaction Act of Korea.

         [Insert floating interest rate provisions, if applicable.]

         [If the Security is not to bear interest prior to maturity, insert--(the "Stated Maturity"). The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity.]

         Subject to applicable laws and regulations, principal of (and premium, if any, on) this Security shall be payable by check against presentation and surrender of this Security at the offices of the Paying Agents named on the reverse hereof and at such other offices or agencies as the Issuer shall have appointed for the purpose pursuant to the Fiscal Agency Agreement hereinafter named and notified to the holders of the Securities. [Interest on this Security due on or before maturity shall be payable by check to the bearer of each Coupon appertaining hereto in the amount set forth in such Coupon, on or after the due date for such payment as set forth in such Coupon, upon presentation and surrender thereof at the offices of the Paying Agents set forth on the reverse of such Coupon or at such other offices or agencies as the Issuer shall have appointed for the purpose pursuant to the Fiscal Agency Agreement and notified to the holders of the Securities.] No payment in respect of this Security shall be made at an office or agency of the Issuer in the United States (as defined on the reverse hereof), and no check in payment thereof which is mailed shall be mailed to an address in the United States, nor shall any transfer made in lieu of payment by check be made to an account maintained by the payee with a bank in the United States. Notwithstanding the foregoing, such payments may be made in U.S. dollars at an office or agency located in the United States if (but only if) (i) payment outside the United States is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the full payment or receipt of such amount in U.S. dollars and
(ii) such payment is then permitted under United States law, without material adverse consequences to the Issuer. The Issuer covenants that until this Security has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the principal of (and premium, if any, on) [and interest on] this Security have been made available for payment and either paid or returned to the Issuer as provided herein, it will at all times maintain offices or agencies in the Borough of Manhattan, The City of New York and in Europe [(which, so long as the Securities are listed on [The London Stock Exchange Limited -- the Luxembourg Stock Exchange] and such Exchange shall so require, shall include an office or agency in [London -- Luxembourg])] [and Hong Kong (so long as the Securities are listed on The Stock Exchange of Hong Kong Limited and such Exchange shall so require)] for the payment of the principal of (and premium, if any, on) [and interest on] the Securities as herein provided.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, neither this Security nor any Coupon appertaining hereto shall be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

                                            THE REPUBLIC OF KOREA

                                            By ____________________________
                                               Name:
                                               Title:

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Fiscal Agency Agreement.

Date of Authentication:

                                            THE BANK OF NEW YORK,
                                             as Fiscal Agent

                                            By __________________________
                                                 Authorized Signatory

                        Terms and Conditions of Security

         This Security is one of a duly authorized issue of securities of the Issuer (herein called the "Securities") issued and to be issued in one or more series in accordance with a Fiscal Agency Agreement, dated as of April 17, 1998, as amended (herein called the "Fiscal Agency Agreement"), between the Issuer and The Bank of New York, as Fiscal Agent (herein called the "Fiscal Agent", which term includes any successor fiscal agent under the Fiscal Agency Agreement), copies of which Fiscal Agency Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent in the Borough of Manhattan, The City of New York [and, so long as the Securities of this series are listed on [The London Stock Exchange Limited -- the Luxembourg Stock Exchange -- The Stock Exchange of Hong Kong Limited] and such Exchange shall so require, at the office of the Paying Agent hereinafter named in [London -- Luxembourg -- Hong Kong]]. This Security is one of the Securities of the series designated on the face hereof [, limited in aggregate principal amount to U.S.$ ______, subject to increase as provided below]. The bearer of this Security will be entitled to the benefits of the provisions of the Fiscal Agency Agreement. The Fiscal Agency Agreement may be amended from time to time in accordance with the terms thereof. [Interest on this Security will be computed on the basis of [insert basis of computation of interest].]

         The Securities are the direct, unconditional, unsecured and unsubordinated general External Indebtedness (as defined herein) of the Issuer and will rank pari passu among themselves, without any preference one over the other by reason of priority of date of issue or currency of payment or otherwise, and at least equally with all its present and future unsecured and unsubordinated External Indebtedness.

         The Securities of this series as issuable in bearer form (the "Bearer Securities") with coupons (the "Coupons") at the time of issue attached thereto for the amount due on each Interest Payment Date and in fully registered form (the "Registered Securities"), both of which rank pari passu without any discrimination, preference or priority among them whatsoever. Bearer Securities are issuable in [the] authorized denomination[s] of U.S.$_________ [and U.S.$__________], and Registered Securities are issuable in [the] authorized denomination[s] of U.S.$__________ [and [any integral multiple thereof] [integral multiples of U.S.$_________ above that amount]].

         The Issuer shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange. The Issuer has initially appointed the corporate trust office of the Fiscal Agent as its agent in the Borough of Manhattan, The City of New York, for such purpose and has agreed to cause to be kept at such office a register in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of Registered Securities and of transfers of Registered Securities. [In addition, the Issuer has appointed the main offices of _____________ in ___________ and ____________in _____________ as
additional agencies (each a "Transfer Agent") where Securities may be surrendered for registration of transfer or exchange.] The Issuer reserves the right to vary or terminate the appointment of the Fiscal Agent as security registrar or transfer agent or to appoint additional or other registrars or transfer agents or to approve any change in the office through which any security registrar or any transfer agent acts, provided that there will at all times be a security registrar in the Borough of Manhattan, The City of New York, and a Transfer Agent in a European city.

         At the option of the bearer hereof upon request confirmed in writing, Bearer Securities may be exchanged for Registered Securities, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Bearer Securities to be exchanged, together with all unmatured Coupons and all matured Coupons in default appertaining thereto, at the office of any transfer agent or at the corporate trust office of the Fiscal Agent. If the bearer hereof is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons, or surrender such missing Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Issuer in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Fiscal Agent if there is furnished to them such security or indemnity as they may require to save each of them and each other agency of the Issuer hereunder harmless. Notwithstanding the foregoing, if a Bearer Security is surrendered in exchange for a Registered Security (i) after the close of business on the _________ [or__________] next preceding an Interest Payment Date and before the opening of business on such Interest Payment Date, or (ii) after the close of business on any special record date for the payment of defaulted interest and before the opening of business on the relevant proposed date of payment of such defaulted interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date of payment, as the case may be, and the interest payable on such Interest Payment Date or proposed date of payment shall not be payable in respect to the Registered Security issued in exchange for such Bearer Security, but will be payable only to the bearer of such Coupon upon presentation and surrender thereof when due. [Registered Securities may not be surrendered in exchange for Bearer Securities.] The new Registered Security issued upon any exchange shall be so dated that neither gain nor loss of interest shall result from such exchange.

         [In the event of a redemption of the Securities of this series in part, the Issuer shall not be required (i) to register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before, and continuing until, the date notice is given identifying the Securities to be redeemed, or (ii) to register the transfer of or exchange any Registered Security, or portion thereof, called for redemption, or (iii) to exchange any Bearer Security called for redemption, except for a Registered Security of like aggregate principal amount which is simultaneously surrendered for redemption.]

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligation of the Issuer evidencing the same indebtedness and entitled to the same benefits this Security has at the time of such registration of transfer or exchange.

         No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than an exchange in connection with a partial redemption of a Security not involving any registration of a transfer.

         Title to Bearer Securities and Coupons shall pass by delivery. The Issuer, the Fiscal Agent and any agent of the Issuer or the Fiscal Agent may deem and treat the bearer of a

Bearer Security, the bearer of a Coupon and the person in whose name a Registered Security is registered as the owner thereof for all purposes, whether or not such Security or Coupon be overdue, and neither the Issuer nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

         In any case where the due date for the payment of the principal of (and premium, if any, on) [or interest on] any Security[, or the date fixed for redemption of any Security,] shall be, at any place from which any check in respect thereof is to be mailed or where such Security or Coupon in respect of such payment is to be surrendered for payment [or, in the case of payments in respect of Registered Securities by wire transfer of immediately available funds, from and to where such wire transfer is to be made], a day on which banking institutions are authorized or obligated by law to close, then such payment need not be made on such date at such place but may be made on the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law to close, with the same force and effect as if made on the date for such payment [or the date fixed for redemption], and no interest shall be payable in respect of any such delay.

         The Issuer shall provide to the Fiscal Agent at its principal office in the Borough of Manhattan, The City of New York, on or prior to 10:00 A.M., New York time, on each date on which a payment on or in respect of the Securities of this series shall become due, monies in such amounts which (together with any amounts then held by the Fiscal Agent and available for the purpose) are sufficient to make such payment. Any monies provided by the Issuer to the Fiscal Agent for the payment on or in respect of the Securities of this series and remaining unclaimed at the end of two years after such payment shall have become due shall then be returned to the Issuer, and upon the return of such monies all liabilities of the Fiscal Agent with respect thereto shall cease, without, however, limiting in any way any obligation the Issuer may have to pay the principal of (or premium, if any, on) [or interest on] this Security or any appurtenant Coupon as the same shall become due.

         Notwithstanding the foregoing, the Securities of this series will become void unless presented by the holders to the Fiscal Agent for payment within a period of five years in the case of principal, and two years in the case of interest, from the respective due dates for payment in respect of such Securities.

         So long as any of the Securities of this series remain outstanding, the Issuer will not create or permit to subsist any mortgage, deed of trust, charge, pledge, lien or other encumbrance or preferential arrangement which has the practical effect of constituting a security interest whether in effect on the date of issuance of the Securities of this series or thereafter (a "Lien") upon the whole or any part of its assets or revenues, present or future, to secure any Public External Indebtedness (as defined herein) of the Issuer, unless the Issuer shall procure that all amounts payable under the Securities of this series are secured equally and ratably therewith, except that the Issuer may create or permit the creation of any Lien (i) upon any property or asset (or any interest therein) at the time of purchase, improvement, construction, development or redevelopment thereof solely as security for the payment of the purchase, improvement, construction, development or redevelopment costs of such property or assets (provided that such Lien does not extend to any other assets or revenues of the Issuer; provided further, however, that in the case of construction, such Lien may extend to unimproved real property for the construction), (ii) securing Public External Indebtedness incurred for the purpose of financing all or part of the costs of the acquisition, construction or development of a project provided that (A) the holders of such Public External Indebtedness expressly agree to limit their recourse to the assets and revenues of such project as the principal source of repayment of such Public External Indebtedness and (B) the property over which such Lien is granted consists solely of such assets and revenues (provided that in the case of construction, the Lien may extend to unimproved real property for the construction and to any trust account into which the proceeds of the offering creating such Public External Indebtedness may be temporarily deposited pending use in connection with such construction), (iii) arising in the ordinary course of borrowing activities of the Issuer, to secure Public External Indebtedness maturing not more than one year after the date on which such Public External Indebtedness was incurred, (iv) existing on any property or asset at the time of its acquisition or arising after such acquisition pursuant to contractual commitments entered into prior to and not in contemplation of such acquisition, and extensions and renewals of any such Lien which is limited to the original property or asset covered thereby and which secures any extension or renewal of the original secured financing, (v) arising out of the extension, renewal or replacement of any Public External Indebtedness that is permitted to be subject to a Lien pursuant to any of the foregoing clauses (i) or (iii); provided, however, that the principal amount of the Public External Indebtedness so secured is not increased, (vi) which (A) arises pursuant to an attachment, distraint or similar legal process arising in connection with court proceedings so long as the execution or other enforcement thereof is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings or (B) secures the reimbursement obligation under any bond given in connection with the release of property from any Lien referred to in (A) above, provided that in each of (A) and (B) such Lien is released or discharged within one year of its imposition, (vii) existing on the date of the Fiscal Agency Agreement or (viii) arising by operation of law, provided that any such Lien is not created or permitted to be created by the Issuer for the purpose of securing any Public External Indebtedness.

         The Issuer will make all payments of principal of (and premium, if any, on) [and interest on] this Security [and any Coupon] without deduction or withholding for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Republic of Korea or by or within any political subdivision thereof or any authority therein having power to tax (a "Korean Tax"), unless deduction or withholding of such Korean Tax is compelled by law. In that event the Issuer will pay such additional amounts ("Additional Amounts") as will result in the payment to holders of the Securities [and Coupons] of this series of the amounts that would otherwise have been receivable in respect of principal and premium and interest (if any), except that no such Additional Amount shall be payable in respect of any Securities [or Coupons] of this series presented for payment:

         (a) by or on behalf of a holder who is subject to such Korean Tax in respect of this Security [or any Coupon] by reason of such holder being connected with the Republic of Korea (or any political subdivision thereof) otherwise than merely by holding this Security [or Coupon] or receiving principal or premium or interest in respect thereof; or

         (b) by or on behalf of a holder who would not be liable for or subject to such withholding or deduction but for the failure of the holder to comply with any reasonable certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of Korea, or any political subdivision or taxing authority thereof or therein, or the holder of this Security [or Coupon], if compliance is required by statute or regulation, or similar governmental action of the Republic of Korea, or any political subdivision or taxing authority thereof or therein, as a precondition to exemption from such deduction or withholding; or

         (c) more than 30 days after the relevant date except to the extent that the holder thereof would have been entitled to such additional payment on presenting the same for payment on the last day of such 30-day period; for this purpose the "relevant date" in relation to this Security [and Coupon] means:

             (i)  the due date for payment thereof; or

             (ii) (if the full amount of the monies payable on such date has not been received in The City of New York by the Fiscal Agent on or prior to such due date) the date on which, the full amount of such monies having been so received, notice to that effect is duly given to holders of the Securities [and Coupons] of this series in accordance with the Fiscal Agency Agreement.

         The Issuer's obligation to pay Additional Amounts in respect of taxes, duties, assessments and governmental charges shall not apply to (a) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or other governmental charge or (b) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from payments of principal of or premium or interest on this Security [or Coupon], provided that the Issuer shall pay all stamp taxes and other duties, if any, that may be imposed by the Republic of Korea, the United States or any political subdivision thereof or any taxing authority of or in the foregoing, with respect to the Fiscal Agency Agreement or as a consequence of the issuance of this Security [and Coupon].

         Except as specifically provided in this Security, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein. Whenever in this Security there is a reference, in any context, to the payment of the principal of (or premium, if any, on) [or interest on] any Security, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in the preceding paragraph to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of such paragraph and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

         [The Securities of this series will not be subject to any sinking fund and will not be redeemable except as described below.]

         [The Securities of this series are subject to redemption upon not less than 30 days' notice given as hereinafter provided, [if applicable, insert--(1) on _______ in any year commencing with the year ____ and ending with the year _____ through operation of the sinking fund for this series at a redemption price equal to 100% of the principal amount, (2)] [at any time [on or after _____, 19__], as a whole or in part, at the election of the Issuer, at the following redemption prices (expressed as percentages of the principal amount of the Securities to be redeemed): If redeemed [on or before ______, ____%, and if redeemed] during the 12-month period beginning _____ of the years indicated,

                       Redemption                              Redemption
        Year             Price                 Year              Price
        ----           ----------              ----            ----------

and thereafter at a redemption price equal to ____% of the principal amount, and
(3)] under the circumstances described in the next succeeding paragraph at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, together in each case with accrued interest (except if the redemption date is an Interest Payment Date) to the redemption date, but interest installments on Registered Securities that are due on or prior to such redemption date will be payable to the holders of such Securities of record at the close of business on the relevant Record Dates referred to therein. [Partial redemptions must be in an amount not less than U.S.$______. principal amount of Securities.]

         [As and for a sinking fund for the retirement of the Securities of this series, the Issuer will, until all Securities of this series are paid or payment thereof provided for, deposit with the Fiscal Agent, prior to _______ in each year, commencing in _________ and ending in _____, an amount in cash sufficient to redeem on such ______ [not less than U.S.$_____ and not more than ] U.S.$______ principal amount of Securities of this series at the redemption price specified above for redemption through operation of the sinking fund. [The minimum amount of any sinking fund payment as specified in this Paragraph is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount is herein referred to as an "optional sinking fund payment".] The cash amount of any [mandatory] sinking fund payment is subject to reduction as provided below. Each sinking fund payment shall be applied to the redemption of Securities of this series on such _______ as herein provided. [The right to redeem Securities of this series through optional sinking fund payments shall not be cumulative and to the extent not availed of any sinking fund redemption date will terminate.]]

         [Notwithstanding the foregoing, the Issuer may not, prior to _____, redeem any Securities of this series as [an optional sinking fund payment] contemplated by the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of monies borrowed having an interest cost to the Issuer (calculated in accordance with generally accepted financial practice) of less than ____% per annum.]

         [Securities of this series acquired or redeemed by the Issuer otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking payments otherwise required to be made [in the inverse order in which they become due].]

         [The Issuer (i) may deliver outstanding Securities of this series (other than any previously called for redemption) together, in the case of Bearer Securities, with all unmatured Coupons appertaining thereto and (ii) may apply as a credit Securities of this series which have been redeemed otherwise than through the application of [mandatory] sinking fund payments, in each case in satisfaction of all or any part of any [mandatory] sinking fund payment and the amount of such [mandatory] sinking fund payment shall be reduced accordingly.]

         [In the case of any partial redemption of Securities of this series pursuant to the sinking fund or at the option of the Issuer, the Securities to be redeemed shall be selected by the Fiscal Agent not more than 60 days prior to the redemption date from the outstanding Securities not previously called for redemption, in the case of Bearer Securities, individually by lot and, in the case of Registered Securities, by such method as the Fiscal Agent shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to U.S.$______ or any integral multiple thereof) of the principal amount of Registered Securities of a denomination larger than U.S.$_______.]

         [This Security shall be redeemed, at the option of the bearer thereof, upon the occurrence, on or after ______, of a Redemption Event (as hereinafter defined), at a redemption price equal to 100% of the principal amount of this Security, together with interest accrued thereon to the date of redemption; provided, however, that the right of the bearer to present this Security for redemption shall, if the Issuer gives a Notice of Redemption Event (as hereinafter defined), terminate upon expiration of the Option Period (as hereinafter defined) relating to such Redemption Event. In the event of the occurrence of more than one Redemption Event, each such Redemption Event shall be deemed to confer upon the bearer of this Security a separate right of redemption.]

         [The Issuer agrees that, if a Redemption Event occurs, it will promptly give written notice thereof to the Fiscal Agent (a "Notice of Redemption Event"). Promptly after receiving such Notice of Redemption Event, the Fiscal Agent shall give notice by publication to the bearer of this Security (a "Notice of Right to Tender") stating that a Redemption Event has occurred and including a form of notice (a "Redemption Notice") pursuant to which the bearer of this Security may elect to cause redemption. If the Issuer so gives a Notice of Redemption Event (i) the bearer of this Security shall, if such bearer elects to cause redemption of this Security, deliver the Redemption Notice, together with the certificate or certificates representing the Securities to be redeemed, to the Fiscal Agent within a period of 60 days (the "Option Period") of the date of the Notice of Right to Tender, and (ii) the Issuer shall select a date for redemption (the "Redemption Date"), which shall be within 60 days from the end of the Option Period, and, on the Redemption Date, shall redeem the Securities tendered for redemption within the Option Period. At least 10 days prior to the Redemption Date, the Issuer shall [(i)] deliver notice of the Redemption Date in the manner provided for herein to each bearer who requested redemption[, or (ii) publish notice of the Redemption Date in the manner provided for herein, as the case may be].]

         [Insert description of those events, if any, which constitute Redemption Events.]

         [Notices to redeem Securities shall be given to holders of Bearer Securities by publication at least once in a leading daily newspaper in the English language of general circulation in the Borough of Manhattan, The City of New York and in Europe (which, so long as the Securities of this series are listed on the Luxembourg Stock Exchange and such Exchange shall so require, shall be a daily newspaper of general circulation in Luxembourg) and to holders of Registered Securities in writing mailed, first-class postage prepaid, to each holder of Registered Securities, or portions thereof, so to be redeemed, at his address as it appears in the register hereinabove referred to. In the case of a redemption in whole at the option of the Issuer, such notice will be given once not more than 60 days nor less than 30 days prior to the date fixed for redemption. In the case of a partial redemption at the option of the Issuer, notice will be given twice, the first such notice (the "First Partial Redemption Notice") to be given not more than 60 days nor less than 45 days prior to the date fixed for redemption and the second such notice (the "Second Partial Redemption Notice") to be given at least 20 days thereafter but not less than 30 days prior to the date fixed for redemption.]

          [The term "daily newspaper" as used herein shall be deemed to mean a newspaper customarily published on each business day, whether or not it shall be published in Saturday, Sunday or holiday editions. If by reason of the suspension of publication of any newspaper or of regular mail service, or by reason of any other cause, it shall be impracticable to give notice to the holders of Bearer Securities in the manner prescribed herein, then such notification in lieu thereof as shall be made by the Issuer or by the Fiscal Agent on behalf of and at the instruction of the Issuer shall constitute sufficient provision of such notice, if such notification shall, so far as may be practicable, approximate the terms and conditions of the publication or mailed notice in lieu of which it is given. Neither the failure to give notice nor any defect in any notice given to any particular holder of a Security shall affect the sufficiency of any notice with respect to other Securities. Such notices will be deemed to have been given on the date of such publication or mailing or, if published in such newspapers on different dates, on the date of the first such publication. Notices to redeem Securities shall specify the date fixed for redemption, the Securities to be redeemed, the applicable redemption price, the place or places of payment, that payment will be made upon presentment and surrender of the Securities to be redeemed (or portion thereof in the case of a partial redemption of a Registered Security), together, in the case of a Bearer Security, with all appurtenant Coupons, if any, maturing subsequent to the date fixed for redemption, that interest accrued to the date fixed for redemption (unless such date is an Interest Payment Date) will be paid as specified in said notice, and that on and after said date interest thereon will cease to accrue [and that such redemption is for the sinking fund if such is the case]. [If the redemption is pursuant to the provisions hereof relating to redemption permitted as a result of the occurrence or satisfaction of any condition or conditions precedent thereto, such notice shall also state that such condition or conditions precedent have occurred or been satisfied and, if such provisions so require, state that the Issuer has elected to redeem all the Securities of this series.] [In addition, in the case of a partial redemption, the First Partial Redemption Notice shall specify the last date prior to the Second Partial Redemption Notice on which exchanges or registration of transfers of Securities may be made and the second Partial Redemption Notice shall also specify the Securities called for redemption and the aggregate principal amount of the Securities of this series to remain outstanding after the redemption.]]

          [If notice of redemption has been given in the manner set forth herein, the Securities so to be redeemed shall become due and payable on the redemption date specified in such notice and upon presentation and surrender of the Securities at the place or places specified in such notice, together in the case of Bearer Securities with all appurtenant Coupons, if any, maturing subsequent to the redemption date, the Securities shall be paid and redeemed by the Issuer at the places, in the manner and currency and at the redemption price herein specified together with accrued interest (unless the redemption date is an Interest Payment Date) to the redemption date; provided, however, that interest due on or prior to the redemption date on Bearer Securities shall be payable only upon the presentation and surrender of Coupons for such interest at an office or agency outside the United States unless payment of the full amount so payable at each such office or agency outside the United States is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the full payment or receipt of such amount in the coin or currency in which such payment is to be made. If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the redemption date, such Security may be paid after deducting from the amount otherwise payable an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Fiscal Agent if they are furnished with such security or indemnity as they may require to save each of them and each other paying agency of the Issuer harmless. From and after the redemption date, if monies for the redemption of Securities called for redemption shall have been made available at the corporate trust office of the Fiscal Agent for redemption on the redemption date, the Securities called for redemption shall cease to bear interest, the Coupons for interest appertaining to Bearer Securities maturing subsequent to the redemption date shall be void, and the only right of the holders of such Securities shall be to receive payment of the redemption price together with accrued interest (unless the redemption date is an Interest Payment Date) to the redemption date as aforesaid. If monies for the redemption of the Securities are not made available for payment until after the redemption date, the Securities called for redemption shall not cease to bear interest until such monies have been so made available.]

          Each of the following events will constitute an "Event of Default" under the Securities:

          (a) default in any payment of principal of or premium (if any) on any Security of this series (whether at maturity, upon redemption or otherwise), or in any payment of interest on any Security of this series, [or in any deposit of any sinking fund payment in respect of the Securities of this series,] and the continuance of any such default for a period of 30 days; or

          (b) default in the performance of or breach of any other covenant or agreement contained in the Securities of this series for a period of 60 days after the date on which written notice of such default requiring the Issuer to remedy the same and stating that such notice is a "Notice of Default" shall first have been given to the Issuer at the office of the Fiscal Agent by the holders of at least 10% in aggregate principal amount of the Securities of this series at the time outstanding; or

          (c) failure by the Issuer to pay (i) any Public External Indebtedness of the Issuer (other than Public External Indebtedness constituting guarantees by the Issuer) with an aggregate principal amount in excess of U.S.$30,000,000 (or its equivalent in other currencies) as and when such Public External Indebtedness becomes due and payable (beyond any applicable grace period) (whether at maturity, upon acceleration by reason of any default or otherwise) or (ii) any Public External Indebtedness constituting guarantees by the Issuer with an aggregate principal amount in excess of U.S.$30,000,000 (or its equivalent in other currencies) as and when such Public External Indebtedness becomes due and payable (whether at maturity, upon acceleration by reason of any default or otherwise) and such failure continues until the earlier of (A) the expiration of any applicable grace period or 30 days, whichever is longer or (B) the acceleration of any such Public External Indebtedness by any holder thereof; or

                  (d) the Issuer declaring a moratorium on the payment of any Public External Indebtedness (including obligations arising under guarantees) of the Issuer.

[If the Security is not a "Collective Action Security" (as defined in the Fiscal Agency Agreement), insert--Upon the occurrence and during the continuance of an Event of Default, each bearer of this Security may, at such bearer's option, declare [if the Security is not an Original Issue Discount Security, insert--the principal of this Security and the interest accrued hereon] [if the Security is an Original Issue Discount Security, insert--an amount of principal of this Security determined as hereinafter provided] to be due and payable immediately by written notice to the Issuer and the Fiscal Agent at its corporate trust office, and unless all such defaults shall have been cured by the Issuer prior to receipt of such written notice, [if the Security is not an Original Issue Discount Security, insert--the principal of this Security and the interest accrued hereon] [such amount] shall become and be immediately due and payable; provided, however, that in the case of any event described in clause (b) above, any notice declaring the Securities of this series due and payable shall, unless at the time such notice is received any event described in clauses (a), (c) or
(d) entitling holders of Securities of this series to declare their Securities due has occurred and is continuing, become effective only when the Fiscal Agent has received such notices from the holders of at least twenty-five percent in principal amount of all Securities of this series then outstanding. Securities held by the Issuer shall not be considered "outstanding" for purposes of the preceding sentence. [The amount referred to in the second preceding sentence shall be equal to--insert formula for determining the amount.]] [If the Security is a Collective Action Security, insert--Upon the occurrence and during the continuance of an Event of Default, then, and in every such case, the Fiscal Agent shall, upon the instruction of the holders of not less than twenty-five percent of the aggregate principal amount of the Securities of this series then outstanding, by written demand given to the Issuer (with a copy to the Fiscal Agent), declare all the Securities of this series to be, and [if the Security is not an Original Issue Discount Security, insert--the principal amount of the Securities of this series and the interest accrued thereon,] [if the Security is an Original Issue Discount Security, insert--an amount of principal of the Securities of this series determined as hereinafter provided,] shall thereupon become, immediately due and payable, unless prior to receipt of such demand by the Issuer all such Events of Default shall have been cured, waived or otherwise remedied. If the Event or Events of Default giving rise to a declaration of acceleration have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the holders of more than fifty percent of aggregate principal amount of all Securities of this series then outstanding, may, by their affirmative vote or written consent, on behalf of all the holders of such series of Securities, rescind such declaration of acceleration and its consequences. For purposes of the two preceding sentences, "outstanding" shall have the meaning set forth in Section 13(f) of the Fiscal Agency Agreement. [The amount referred to in the second preceding sentence shall be equal to--insert formula for determining the amount.]] Upon payment of the amount of principal so declared due and payable, all of the Issuer's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate. As used herein, "External Indebtedness" means any obligation for the payment or repayment of money borrowed and guarantees of the Issuer in respect of moneys borrowed by others that is denominated in a currency other than the currency of the Republic of Korea and "Public External Indebtedness" means any External Indebtedness represented by bonds, debentures, notes or other securities that are, or were intended at the time of issuance to be, quoted, listed or traded on any securities exchange or other securities market (including, without limiting the generality of the foregoing, securities eligible for resale pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (or any successor law or regulation of similar effect)). No periodic evidence is required to be furnished by the Issuer as to the absence of defaults.

          A meeting of holders of the Securities of this series may be called in accordance with the Fiscal Agency Agreement by the Issuer, the Fiscal Agent or the holders of at least 10% in aggregate principal amount of the Securities of this series then outstanding, to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Fiscal Agency Agreement or this Security to be made, given or taken by the holders of the Securities of this series or to modify, amend, supplement or waive the terms of the Securities of this series or the Fiscal Agency Agreement.

          [If the Security is not a Collective Action Security, insert--Section 12 of the Fiscal Agency Agreement, which Section is hereby incorporated mutatis mutandis by reference herein, provides that, with certain exceptions as therein provided, (i) upon the affirmative vote of the holders of not less than 66 2/3% in aggregate principal amount of the Securities of this series then outstanding represented at a meeting of holders duly called pursuant thereto (or of such other percentage as may be set forth in the text of this Security with respect to the action being taken), or (ii) with the written consent of the holders of not less than 66 2/3% in aggregate principal amount of the Securities of this series then outstanding (or of such other percentage as may be set forth in the text of this Security with respect to the action being taken), the Issuer and the Fiscal Agent may modify, amend, supplement or waive the terms of the Securities of this series or, insofar as respects the Securities of this series, the Fiscal Agency Agreement, in any way, and the holders of the Securities of this series may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Fiscal Agency Agreement or the Securities of this series to be made, given or taken by the holders of the Securities of this series. Any such modification, amendment, supplement, consent, waiver or other action shall be conclusive and binding on the registered Holder of this Security and on all future registered Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation thereof is made upon this Security.]

          [If the Security is a Collective Action Security, insert--Section 13 of the Fiscal Agency Agreement, which section is hereby incorporated mutatis mutandis by reference herein, provides that, (a)(i) upon the affirmative vote of the holders of not less than 66 2/3% in aggregate principal amount of the Securities of this series then outstanding represented at a meeting of holders duly called pursuant to the Fiscal Agency Agreement (or of such other percentage as may be set forth in the text of this Security with respect to the action being taken), or (ii) with the written consent of the holders of not less than 66 2/3% in aggregate principal amount of the Securities of this series then outstanding (or of such other percentage as may be set forth in the text of this Security with respect to the action being taken), the Issuer and the Fiscal Agent may modify, amend, supplement or waive the terms of the Securities of this series or, insofar as respects the Securities of this series, the Fiscal Agency Agreement, in any way, other than a modification, amendment, supplement or waiver constituting a Reserved Matter and the holders of the Securities of this series may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Fiscal Agency Agreement or the Securities of this series to be made, given or taken by the holders of the Securities of this series, other than a waiver or other action constituting a Reserved Matter, and (b)(i) at any meeting of holders of the Securities of this series duly called and held pursuant to the Fiscal Agency Agreement, upon the affirmative vote, in person or (in the case of registered owners of the Securities of this series) by proxy thereunto duly authorized in writing, of the holders of not less than seventy-five percent of the aggregate principal amount of the Securities of this series then outstanding, or (ii) with the written consent of the owners of not less than seventy-five percent of the aggregate principal amount of the Securities of this series then outstanding, the Issuer and the Fiscal Agent may make any modification, amendment, supplement or waiver of the Fiscal Agency Agreement or the terms and conditions of the Securities of this series that would (A) change the due date for the payment of the principal of (or premium, if any) or any installment of interest on the Securities of this series, (B) reduce the principal amount of the Securities of this series, the portion of such principal amount which is payable upon acceleration of the maturity of the Securities of this series, the interest rate thereon or the premium payable upon redemption thereof, (C) change the coin or currency in which or the required places at which payment with respect to interest, premium or principal in respect of the Securities of this series is payable, (D) shorten the period during which the Issuer is not permitted to redeem the Securities of this series, or permit the Issuer to redeem the Securities of this series if, prior to such action, the Issuer is not permitted to do so, (E) reduce the proportion of the principal amount of the Securities of this series the vote or consent of the holders of which is necessary to modify, amend, supplement or waive the Fiscal Agency Agreement or the terms and conditions of the Securities of this series or to make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided hereby or thereby to be made, taken or given, or change the definition of "outstanding" with respect to the Securities of this series, (F) change the obligation of the Issuer to pay Additional Amounts with respect to the Securities of this series, (G) change the governing law provision of the Securities of this series, (H) change the courts to the jurisdiction of which the Issuer has submitted, the Issuer's obligation to appoint and maintain an Authorized Agent in the Borough of Manhattan, The City of New York or the Issuer's waiver of immunity, in respect of actions or proceedings brought by any holder based upon the Securities of this series, (I) in connection with an exchange offer for the Securities of this series, amend any Event of Default under the Securities of this series, or (J) change the status of the Securities of this series, as described in the second paragraph of the Terms and Conditions of the Securities of this series. Each of the actions set forth in clauses (A) through (J) of the preceding sentence is referred to herein as a "Reserved Matter".

          Pursuant to Section 13(f) of the Fiscal Agency Agreement, for purposes of determining whether the required percentage of holders of the Securities of this series has approved any amendment, modification or change to, or waiver of, the Securities of this series or the Fiscal Agency Agreement, or whether the required percentage of holders has delivered a notice of acceleration of the Securities of this series, Securities of this series owned, directly or indirectly, by the Issuer or any public sector instrumentality of the Issuer will be disregarded and deemed not to be outstanding, except that in determining whether the Fiscal Agent shall be protected in relying upon any amendment, modification, change or waiver, or any notice from holders, only Securities of this series that the Fiscal Agent knows to be so owned shall be so disregarded. As used in this paragraph, "public sector instrumentality" means The Bank of Korea, any department, ministry or agency of the Issuer or any corporation, trust, financial institution or other entity majority-owned and controlled by the Issuer or any of the foregoing, and "control" means the power, directly or indirectly, through the ownership of voting securities or other ownership interests or otherwise, to direct the management of or elect or appoint a majority of the board of directors or other persons performing similar functions in lieu of, or in addition to, the board of directors of a corporation, trust, financial institution or other entity.]

          Notwithstanding the foregoing, the Fiscal Agency Agreement and the terms of the Securities may be modified or amended by the Issuer and the Fiscal Agent, without the consent of any holders of Securities [or Coupons], for the purpose of (i) adding to the covenants of the Issuer for the benefit of the holders of Securities [or Coupons], or (ii) surrendering any right or power conferred upon the Issuer, or (iii) securing the Securities pursuant to the requirements of the Securities or otherwise, or (iv) curing any ambiguity or curing, correcting, supplementing or waiving any defective provision contained in the Securities [or Coupons] or in the Fiscal Agency Agreement, and (v) amending the Fiscal Agency Agreement or the Securities of this series in any other manner which shall not be inconsistent with the provisions of this Security and shall not adversely affect the interests of the holder of this Security, to all of which each holder of any Security [or Coupon], by acceptance thereof, consents.

          Any modification, amendment, supplement, consent, waiver or other action made or obtained in accordance with the procedures set forth herein and in the Fiscal Agency Agreement shall be conclusive and binding on the registered Holder of this Security and on all future registered Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation thereof is made upon this Security.

          The Issuer may, from time to time, without the consent of the holders of the Securities of this series, create and issue further notes, bonds or debentures having the same terms and conditions as the Securities of this series in all respects [(or in all respects except for the payment of interest on the Securities of this series on the first Interest Payment Date following such date of issuance and for the interest paid on the Securities prior to the issuance of the additional Securities)] so that such further issue shall be consolidated and form a single series with the outstanding Securities of this series. Any further notes, bonds, debentures forming a single series with the outstanding Securities of this series constituted by the Fiscal Agency Agreement or any agreement supplemental to it shall, and any other notes, bonds or debentures may (with the consent of the Fiscal Agent), be constituted by an agreement supplemental to the Fiscal Agency Agreement.

          No reference herein to the Fiscal Agency Agreement and no provision of this Security or of the Fiscal Agency Agreement shall alter or impair the obligation of the Issuer to pay the principal or (and premium, if any, on) [and interest on] this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          This Security and each Coupon appertaining hereto shall be governed by and construed in accordance with the laws of the State of New York, except with respect to authorization, execution and delivery by the Issuer.

                                 FORM OF COUPON

                            [Form of Face of Coupon]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                                        (R-)___________________________________
                                            Dollars
                                            Due................................

                              THE REPUBLIC OF KOREA

                         [Title of Series of Securities]

          Unless the Security to which this Coupon appertains shall have been called for previous redemption and payment thereof duly provided for, on the date set forth hereon, THE REPUBLIC OF KOREA (the "Issuer") will pay by check to bearer, upon presentation and surrender hereof, the amount shown hereon (together with any Additional Amounts in respect thereof which the Issuer may be required to pay according to the terms of said Security) at the paying agencies set out on the reverse hereof or at such other places outside the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction as the Issuer may from time to time determine and notify to the holders of Securities, being the interest then payable on said Security.

                                       THE REPUBLIC OF KOREA

                                       By ____________________________
                                          Name:
                                          Title:

                           [Form of Reverse of Coupon]

                                  PAYING AGENTS
                                  -------------

            ________________________________________________________

            ________________________________________________________

            ________________________________________________________

            ________________________________________________________

            ________________________________________________________

            ________________________________________________________

            ________________________________________________________

            ________________________________________________________

            ________________________________________________________

            ________________________________________________________

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